                                                                     EXHIBIT 7.7





                                CODE-ALARM, INC.

                               IRREVOCABLE PROXY



 The undersigned (the "Shareholder") irrevocably appoints Rand W. Mueller, or his successor ("Proxy"), as his proxy, with full power of substitution, and authorizes Proxy to represent and to vote the shares of Common Stock, without par value, of Code-Alarm, Inc., a Michigan corporation (the "Company"), held of record or beneficially owned by the Shareholder or his legal representative, in the manner required by the Shareholder Agreement (as defined below), with respect to any matters which may properly come before any meeting of the shareholders of the Company and on which the Shareholder or his legal representatives are entitled to vote, including voting such shares by written consent in accordance with the Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") of the Company and applicable law.

 This Proxy is coupled with an interest and is given pursuant to the terms of a Shareholder Agreement dated as of May 29, 1987 by and between the shareholders of the Company and the Company (the "Shareholder Agreement"). This Proxy will terminate at such time and upon such terms as are expressly provided in the Shareholder Agreement. The Shareholder will execute and deliver such renewals and modifications of this Proxy as are necessary to continue its validity beyond any limitation imposed by the Articles, Bylaws or applicable law.

 This Proxy has been duly executed and delivered as of the 29th day of May, 1987.



                                       /s/  Marshall J. Mueller
                                       -------------------------------
                                        Marshall J. Mueller

                                CODE-ALARM, INC.

                               IRREVOCABLE PROXY



     The undersigned (the "Shareholder") irrevocably appoints Rand W. Mueller, or his successor ("Proxy"), as his proxy, with full power of substitution, and authorizes Proxy to represent and to vote the shares of Common Stock, without par value, of Code-Alarm, Inc., a Michigan corporation (the "Company"), held of record or beneficially owned by the Shareholder or his legal representative, in the manner required by the Shareholder Agreement (as defined below), with respect to any matters which may properly come before any meeting of the shareholders of the Company and on which the Shareholder or his legal representatives are entitled to vote, including voting such shares by written consent in accordance with the Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") of the Company and applicable law.

     This Proxy is coupled with an interest and is given pursuant to the terms of a Shareholder Agreement dated as of May 29, 1987 by and between the shareholders of the Company and the Company (the "Shareholder Agreement"). This Proxy will terminate at such time and upon such terms as are expressly provided in the Shareholder Agreement. The Shareholder will execute and deliver such renewals and modifications of this Proxy as are necessary to continue its validity beyond any limitation imposed by the Articles, Bylaws or applicable law.

 This Proxy has been duly executed and delivered as of the 29th day of May, 1987.



                                        /s/ Kenneth M. Mueller
                                        -----------------------------
                                        Kenneth M. Mueller

                                CODE-ALARM, INC.

                               IRREVOCABLE PROXY



     The undersigned (the "Shareholder") irrevocably appoints Rand W. Mueller, or his successor ("Proxy"), as his proxy, with full power of substitution, and authorizes Proxy to represent and to vote the shares of Common Stock, without par value, of Code-Alarm, Inc., a Michigan corporation (the "Company"), held of record or beneficially owned by the Shareholder or his legal representative, in the manner required by the Shareholder Agreement (as defined below), with respect to any matters which may properly come before any meeting of the shareholders of the Company and on which the Shareholder or his legal representatives are entitled to vote, including voting such shares by written consent in accordance with the Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") of the Company and applicable law.

     This Proxy is coupled with an interest and is given pursuant to the terms of a Shareholder Agreement dated as of May 29, 1987 by and between the shareholders of the Company and the Company (the "Shareholder Agreement"). This Proxy will terminate at such time and upon such terms as are expressly provided in the Shareholder Agreement. The Shareholder will execute and deliver such renewals and modifications of this Proxy as are necessary to continue its validity beyond any limitation imposed by the Articles, Bylaws or applicable law.

     This Proxy has been duly executed and delivered as of the 29th day of May, 1987.



                                             /s/ Jack C. Chilingrian
                                             --------------------------
                                             Jack C. Chilingrian

                                CODE-ALARM, INC.

                               IRREVOCABLE PROXY



     The undersigned (the "Shareholder") irrevocably appoints Rand W. Mueller, or his successor ("Proxy"), as his proxy, with full power of substitution, and authorizes Proxy to represent and to vote the shares of Common Stock, without par value, of Code-Alarm, Inc., a Michigan corporation (the "Company"), held of record or beneficially owned by the Shareholder or his legal representative, in the manner required by the Shareholder Agreement (as defined below), with respect to any matters which may properly come before any meeting of the shareholders of the Company and on which the Shareholder or his legal representatives are entitled to vote, including voting such shares by written consent in accordance with the Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") of the Company and applicable law.

     This Proxy is coupled with an interest and is given pursuant to the terms of a Shareholder Agreement dated as of May 29, 1987 by and between the shareholders of the Company and the Company (the "Shareholder Agreement"). This Proxy will terminate at such time and upon such terms as are expressly provided in the Shareholder Agreement. The Shareholder will execute and deliver such renewals and modifications of this Proxy as are necessary to continue its validity beyond any limitation imposed by the Articles, Bylaws or applicable law.
                                       /s/ Geoffrey M. Dixon
                                       --------------------------
                                       Geoffrey M. Dixon

                                CODE-ALARM, INC.

                               IRREVOCABLE PROXY



     The undersigned (the "Shareholder") irrevocably appoints Rand W. Mueller, or his successor ("Proxy"), as his proxy, with full power of substitution, and authorizes Proxy to represent and to vote the shares of Common Stock, without par value, of Code-Alarm, Inc., a Michigan corporation (the "Company"), held of record or beneficially owned by the Shareholder or his legal representative, in the manner required by the Shareholder Agreement (as defined below), with respect to any matters which may properly come before any meeting of the shareholders of the Company and on which the Shareholder or his legal representatives are entitled to vote, including voting such shares by written consent in accordance with the Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") of the Company and applicable law.

     This Proxy is coupled with an interest and is given pursuant to the terms of a Shareholder Agreement dated as of May 29, 1987 by and between the shareholders of the Company and the Company (the "Shareholder Agreement"). This Proxy will terminate at such time and upon such terms as are expressly provided in the Shareholder Agreement. The Shareholder will execute and deliver such renewals and modifications of this Proxy as are necessary to continue its validity beyond any limitation imposed by the Articles, Bylaws or applicable law.

 This Proxy has been duly executed and delivered as of the 29th day of May, 1987.



                                     /s/ Larry J. Vingelman
                                     -------------------------
                                     Larry J. Vingelman